EXHIBIT T3A-50

                               STATE OF CALIFORNIA

                               SECRETARY OF STATE

         I, Kevin Shelley, Secretary of State of the State of California, hereby certify:

         That the attached transcript of 7 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

                                            IN WITNESS WHEREOF, I execute this
                                            certificate and affix the Great Seal
                                            of the State of California on this
                                            day of Feb 26 2004

                                            /s/ Kevin Shelley
                                            ------------------------------------
                                            Secretary of State

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                                                                         1174445
                                                                           FILED
                                                            In the office of the
                                                              Secretary of State
                                                      of the State of California
                                                                     APR 27 1983

                            ARTICLES OF INCORPORATION

                                       OF

                         PACIFIC LIGHTING ENERGY SYSTEMS

                                        I

                         The name of this Corporation is
                         Pacific Lighting Energy Systems

                                       II

         The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                       III

         The name and address in the State of California of this corporation's initial agent for service of process is: William A. Dorland, 810 South Flower Street, Los Angeles, California 90017.

                                       IV

         This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is 10,000.

DATED: April 27, 1983

                                         /s/ David M. Turner
                                         --------------------------------------
                                             David M. Turner

         I hereby declare that I am the person whom executed the foregoing Articles of Incorporation, which execution is my act and deed.

                                        /s/ David M. Turner
                                        ---------------------------------------
                                            David M. Turner

PACIFIC LIGHTING CORPORATION

                                                                 Mailing Address

K. Richard Edsall             810 South Flower Street            P.O. Box 60043
Vice President, Secretary     Los Angeles, California 90017      Terminal Annex
and General Counsel           Telephone (213) 689-3581           Los Angeles, California 90060

                              April 27, 1983
Secretary of State
State of California
1230 J Street
Sacramento, CA 95814

         Re: Pacific Lighting Energy Systems

Dear Sir:

         Pacific Lighting Corporation, a California corporation, with its principal place of business in Los Angeles, California, hereby consents to the formation by David M. Turner of a corporation by the name of "Pacific Lighting Energy Systems" in California, said corporation to be a subsidiary of Pacific Lighting Corporation.

                                             Very truly yours,

                                             K. Richard Edsall

KRE/gr

                                                                         1174445
                                                                           FILED
                                                            In the office of the
                                                              Secretary of State
                                                      of the State of California
                                                                     FEB 25 1988

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

         DANIEL A. SEIGEL and WILLIAM A. DORLAND certify that:

         1. They are the president and secretary, respectively, of PACIFIC LIGHTING ENERGY SYSTEMS, a California corporation.

         2. Article I of the Articles of Incorporation of this corporation is amended to read as follows:

         "The name of this corporation is PACIFIC ENERGY."

         3. The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

         4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is ten. The number of shares voting in favor of the amendment equalled or exceeded the vote required. The percentage vote required was more than 50%.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated: February 10, 1988

                                      /s/ Daniel A. Seigel
                                      ------------------------------------------
                                          Daniel A. Seigel, President

                                      /s/ William A. Dorland
                                      ------------------------------------------
                                          William A. Dorland, Secretary

                                                                         1174445
                                                                           FILED
                                                            In the office of the
                                                              Secretary of State
                                                      of the State of California
                                                                     OCT 31 1997

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                                 PACIFIC ENERGY

                           --------------------------
                           (A CALIFORNIA CORPORATION)

To The Secretary of State
State of California

         Pursuant to the provisions of the General Corporation Law of the State of California, the undersigned officers of the corporation hereinafter named do hereby certify us follows:

1.       The name of the corporation is Pacific Energy

2. Article I of the Articles of Incorporation of this corporation is amended to read as follows:

                  "The name of this corporation is Ogden Power Pacific, Inc."

3. The amendments herein provided for have been approved by the corporation's Board of Directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is ten. The number of shares of voting in flavor of the amendment equalled or exceeded the vote required. The percentage vote required was more than 50%.

Signed on Oct. 29, 1997

                                      /s/ Scott G. Mackin
                                      ------------------------------------------
                                      Scott G. Mackin, Chief Operating Officer

                                      /s/ Jeffrey R. Horowitz
                                      ------------------------------------------
                                      Jeffrey R. Horowitz, Secretary

         On this 29th day of October, 1997, in the Town of Fairfield in the State of New Jersey. each of the undersigned does hereby declare under the penalty of perjury that he signed the foregoing Certificate of Amendment of Articles of Incorporation in the official capacity set forth beneath his signature, and that the statements set forth in said certificate arc true of his own knowledge.

                                      /s/ Scott G. Macklin
                                      ----------------------------------------
                                      Scott G. Mackin, Chief Operating Officer

                                      /s/ Jeffrey R.Horowitz
                                      ----------------------------------------
                                      Jeffrey R. Horowitz, Secretary

                                                                         1174445
                                                                           FILED
                                                            In the office of the
                                                              Secretary of State
                                                      of the State of California
                                                                     MAR 14 2001

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

The undersigned certify that:

1. They are the president and assistant secretary and respectively, of OGDEN POWER PACIFIC, INC., a California corporation.

2. Article one of the Articles of Incorporation of this corporation is amended to read as follows:

            First: The name of the Corporation is COVANTA POWER PACIFIC, INC.

3. The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with
         Section 902, California Corporations Code. The total number of outstanding shares of the corporation is 10. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: ________________

                                         /s/ Paul Clements
                                         ---------------------------------------
                                         Paul Clements, President

                                         /s/ Patricia Collins
                                         ---------------------------------------
                                         Patricia Collins, Assistant Secretary